The Ambassador Fund (the “Fund”)

(Ticker Symbol: EMPIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated September 8, 2023 to the currently effective

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”).

Effective November 1, 2023, Tangency Capital Investment Advisory Ltd. will no longer serve as the Fund’s Sub-Advisor. Niall MacGillivray, the portfolio manager of the Fund since its December 29, 2021 inception, will become an employee of Embassy Asset Management LP, the Fund’s Advisor, and continue as portfolio manager of the Fund. These changes will not affect the Fund’s investment objective, principal investment strategies or investment policies.

Please retain this Supplement for future reference.